                      DFA INVESTMENT DIMENSIONS GROUP INC.
                        DIMENSIONAL INVESTMENT GROUP INC.

                    Supplement dated January 30, 2004 to the
            Statement of Additional Information dated March 31, 2003

On page 33, the following paragraph is inserted as the sixth paragraph under the caption PURCHASE OF SHARES:

As discussed in the Prospectus, the Funds or their transfer agent may, from time to time,  appoint  sub-transfer  agents to receive on the Funds' behalf purchase and redemption  orders for the Portfolios'  shares.  In addition,  the Funds are
authorized   to  appoint  other   financial   intermediaries   (such   financial
intermediaries,    together    with    sub-transfer    agents,    are   together
"Intermediaries")  to  receive  such  orders.   Intermediaries,   in  turn,  are
authorized to designate  other  financial  intermediaries  ("Sub-designees")  to receive purchase and redemption orders on the Funds' behalf. The Portfolios will be deemed to have received a purchase or redemption  order when an  Intermediary or, if applicable, a Sub-designee, receives the order. In addition, a customer's order will be priced at the  Portfolio's net asset value next computed after the order is received by an Intermediary or a Sub-designee,  as applicable (provided that the Intermediary or Sub-designee has received the investor's purchase order in good  order  and  the  investor  has  complied  with  the  Intermediary's  or
Sub-designee's payment procedures).

Please retain this Supplement for future reference.